                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
      Check the appropriate box:
  [ ] Preliminary proxy statement             [ ] Confidential, for Use
                                                  of the Commission only (as
                                                  permitted by Rule
                                                  14a-6(e)(2))
  [x] Definitive proxy statement
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SELFIX, INC.
                (Name of Registrant as Specified in Its Charter)

                                BOWNE OF CHICAGO
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
  Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:
  [ ] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

                                  SELFIX, INC.
                             4501 WEST 47TH STREET
                            CHICAGO, ILLINOIS 60632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 11, 1995



To the Stockholders of Selfix, Inc.:

         The Annual Meeting of Stockholders of Selfix, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 11, 1995 at 10:30 AM Central Daylight Time at the Company's General Offices, 4501 West 47th Street, Chicago, Illinois 60632 for the following purposes, as more fully described in the accompanying Proxy Statement:

      1. To elect six (6) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

      2.     To approve the 1995 Employee Stock Purchase Plan;

      3. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 30, 1995.

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company's Common Stock, par value $0.01 per share, at the close of business on May 11, 1995, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, also as more fully described in the Proxy Statement.

     The Company's Annual Report to Stockholders has previously been mailed to all stockholders of record or accompanies this Proxy Statement.

     The Company's Annual Report on Form 10-K for the fifty-three weeks ended December 31, 1994, as filed with the Securities and Exchange Commission, may be obtained by any stockholder upon written request to James E. Winslow, Investor Relations, at the address set forth above.

         All stockholders are cordially invited to attend the meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

                                            For the Board of Directors,

                                            /s/ James R. Tennant

                                            James R. Tennant
                                            Chairman of the Board

Chicago, Illinois
June 3, 1995

                                  SELFIX, INC.
                             4501 WEST 47TH STREET
                            CHICAGO, ILLINOIS 60632


                                PROXY STATEMENT


                        APPROXIMATE DATE PROXY MATERIAL
                          FIRST SENT TO STOCKHOLDERS:
                                 JUNE 3, 1995


     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Selfix, Inc., a Delaware corporation (the "Company"), to be held on Tuesday, July 11, 1995, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, such proxy is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. Solicitation will be made by mail, and may also be made by telephone or telegraph by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories and other fiduciaries, for costs incurred in forwarding proxy solicitation material to their principals.

AUTHORITY CONFERRED BY PROXIES

     Each proxy duly executed and returned by stockholders and received by the Company before the Meeting will be voted; (1) FOR the election of all of the nominee directors specified herein, (2) FOR the approval of the 1995 Employee Stock Purchase Plan, and (3) FOR the ratification of Grant Thornton LLP as independent auditors for the fiscal year ended December 30, 1995, unless a contrary choice is specified in the proxy. Where a contrary specification is indicated as provided in the proxy, the shares represented by the proxy will be voted in accordance with the specification made. As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors and one is a director and officer of the Company and the other is an officer of the company.

REVOCABILITY OF PROXIES

     Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person.

VOTING SECURITIES AND RECORD DATE

         The Company's voting securities consist of one class of Common Stock, par value $0.01 per share (the "Common Stock"), and one class of Preferred Stock, par value $0.01 per share (the "Preferred Stock"). The Company had 3,544,875 outstanding shares of Common Stock and no shares of Preferred Stock outstanding as of the close of business on May 11, 1995 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of one-third of the shares of Common Stock outstanding on the Record Date, either by personal attendance or by proxy, will constitute a quorum.

         Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Except for the election of directors which is decided by a plurality of votes, abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as negative votes for purposes of determining whether a proposal has been approved.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth information as of May 11, 1995, with respect to the beneficial ownership of the Company's outstanding Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of its Common Stock, each director and all the directors and officers as a group. Except as otherwise indicated, the Company believes that the indicated stockholders have sole voting and investment power with respect to shares beneficially owned by them.

                                                                 AMOUNT AND
                                                                  NATURE OF
 NAME AND ADDRESS OF                                             BENEFICIAL             PERCENT
 BENEFICIAL OWNER                                                 OWNERSHIP            OF CLASS
 ----------------                                                 ---------            --------
 Estate of Meyer J. Ragir (1)                                       716,155                20.2
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois 60606

 Estate of Norma L. Ragir (2)                                       772,846                21.8
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois 60606

 MJR Gift Trust (3) (4)                                             241,164                 6.8
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois 60606

 NLR Gift Trust (3) (4)                                             231,706                 6.5
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois 60606


                                                                 AMOUNT AND
                                                                  NATURE OF       PERCENT
 NAME AND ADDRESS OF                                             BENEFICIAL          OF
 BENEFICIAL OWNER                                                 OWNERSHIP         CLASS
 ----------------                                                 ---------         -----
 Meyer J. Ragir (3)                                                 220,981           6.2
 Irrevocable Family Trust
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois  60606


 Jeffrey C. Rubenstein (3) (5)                                      20,550           *
 200 North LaSalle Street
 Suite 2100
 Chicago, Illinois  60606

 Lowell L. Ruffer (4)                                                    0           *
 5301 West Dempster Street
 Suite 200
 Skokie, Illinois  60077

 William P. Mahoney (6)                                              7,000           *
 310 South Michigan Avenue
 Suite 2800
 Chicago, Illinois  60604

 James R. Tennant (7)                                                6,000           *
 4501 West 47th Street
 Chicago, Illinois  60632

 Charles R. Campbell                                                 1,000           *
 1910 Duffy Lane
 Bannockburn, IL  60015

 Daniel B. Shure                                                       500           *
 600 N. Pulaski Road
 Chicago, IL  60624

 Marshall Ragir(8)                                                     100           *
 3587 Ocean View Avenue
 Los Angeles, California 90066

 All Directors and Officers                                      2,230,562          62.9
 as a Group (9 persons)
 (3)(5)(6)(7)(9)

*  Less than 1%.

(1) The total shares listed do not include shares owned by the estate of Norma L. Ragir, the MJR Gift Trust or the Meyer J. Ragir Irrevocable Family Trust. Mr. Jeffrey C. Rubenstein is the executor of the estate of Meyer J. Ragir.

(2) The total shares listed do not include shares owned by the estate of Meyer J. Ragir, the NLR Gift Trust or the Meyer J. Ragir Irrevocable Family Trust. Mr. Jeffrey C. Rubenstein is the executor of the estate of Norma L. Ragir.

(3) Jeffrey C. Rubenstein is the executor of the estate of Meyer J. Ragir and the estate of Norma L. Ragir, and in such capacity exercises investment and voting power over the shares held by these estates. He is co-trustee of the MJR Gift Trust and the NLR Gift Trust, and in such capacity exercises shared investment and voting power over the shares held by such trusts. Mr. Rubenstein is also sole trustee of the Meyer J. Ragir Irrevocable Family Trust and as such exercises sole investment and voting power over the shares held by such trust. Mr. Rubenstein, in his individual capacity, disclaims beneficial ownership of all shares held by those estates and trusts.

(4) Lowell L. Ruffer is co-trustee of the MJR Gift Trust and the NLR Gift Trust, and in such capacity exercises shared investment and voting power over the shares held by such trusts. Mr. Ruffer, in his individual capacity, disclaims beneficial ownership of all shares held by such trusts.

(5) Total shares listed include 5,050 shares held by a custodian for Mr. Rubenstein's minor children, as to which 5,050 shares Mr. Rubenstein disclaims beneficial ownership.

(6) Total shares listed include 5,000 shares which can be issued to Mr. Mahoney upon exercise of a stock option.

(7) Total shares listed include 5,000 shares which can be issued to Mr. Tennant upon exercise of a stock option. Does not include 350,000 shares subject to options which are not exercisable within sixty (60) days.

(8) The total shares listed do not include shares owned by the estates of Meyer J. Ragir and Norma L. Ragir, the MJR Gift Trust, the NLR Gift Trust or the Meyer J. Ragir Irrevocable Family Trust. Mr. Ragir has a one-third beneficial interest in the shares held by the above estates and trusts. The 100 shares listed are owned jointly with his wife, Tanya Ragir, and share voting and investment power of these shares.

(9) Includes 14,549 shares which may be issued to individuals among the Company's executive officers and directors as a group upon exercise of stock options which are currently exercisable. Does not include an aggregate of 460,500 shares which may be issued to individuals among the Company's nine executive officers and directors as a group upon exercise of stock options, which are not exercisable within sixty days.

ITEM NO. 1 -- ELECTION OF DIRECTORS

         The By-Laws of the Company currently provide that the Board of Directors shall consist of at least five directors to be elected at the annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and qualified. The proxies solicited by and on behalf of the Board of Directors will be voted FOR the election of the six nominees listed below, unless authority to do so is withheld as provided in the proxy. All nominees, with the exception of Mr. Marshall Ragir are currently members of the Company's Board of Directors. The proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board of Directors, and discretionary authority to cast such votes is included in the proxy. The nominees receiving the highest number of votes of shares of Common Stock, up to the number of directors to be elected, shall be elected.

NOMINEES

         The Board of Directors has nominated for election the following individuals, all of whom are currently directors with the exception of Mr. Marshall Ragir:

         James R. Tennant, age 41, has been Chairman of the Board and Chief Executive Officer since April 1994 and has been a Director of the Company since December 1992. Mr. Tennant was a member of the Company's Compensation Committee until April 1994. Mr. Tennant was President of Foote, Cone & Belding/Direct, an international advertising firm, from 1982 to 1994. From 1979 to 1982 Mr. Tennant was employed by Young & Rubicam, an advertising agency, his final position being Senior Vice President.

     Jeffrey C. Rubenstein, age 52, has been a Director of the Company since September 1986. Mr. Rubenstein is a member of the Company's Audit Committee, Incentive Stock Option Committee and Compensation Committee. Mr. Rubenstein is a principal of the law firm of Much Shelist Freed Denenberg & Ament, P.C., an Illinois professional corporation which is counsel to the Company. From January 1989 until June 1991, Mr. Rubenstein was of counsel to the law firm of Sachnoff & Weaver, Ltd., an Illinois professional corporation and of which he was principal until July 1988. From March 1988 until January 1989, Mr. Rubenstein was President of Medical Management of America, Inc. ("MMA"), a management services company for health care providers. Mr. Rubenstein is a Director of Miller Building Systems, Inc., and a number of privately held firms.

         William P. Mahoney, age 59, has been a Director of the Company since December 1992. Mr. Mahoney, since 1988, is a management consultant with The Everest Group. In 1988, he was Executive Vice President of the American Appraisal Association, Valuation Consultant. From 1983 to 1987 he was Group President of the Consumer Goods Division of Beatrice Companies. From 1974 to 1983 he was Division President of the Consumer Goods Division of Sara Lee Corporation. Mr. Mahoney is a member of the audit committee. Mr. Mahoney is a director of Piemonte Foods, Inc.

         Daniel B. Shure, age 37, has been a director of the Company since December 1994. Since 1988, Mr. Shure has been President and Chief Executive Officer of Strombecker Corporation, an international toy manufacturer and distributor. From 1987 to 1988, he was Vice President of Giftco, Inc., a wholesaler and distributor of non-durable products; from 1986 to 1987, Mr. Shure was Executive Vice President of North American Bear Company, a toy manufacturer. Mr. Shure is a member of the Compensation and Incentive Stock Option Committee. He is also a director of a number of privately held firms.

         Charles R. Campbell, age 55, has been a director of the Company since September 1994. Mr. Campbell since January 1995 is President of C. R. Campbell & Associates, a management consulting firm. From 1985 to 1994 Mr. Campbell was Senior Vice President, Chief Financial and Administrative Officer of Federal Signal Corporation, a diversified manufacturer of capital goods. From 1982 to 1985, he was Vice President and Chief Financial Officer of the Masonite Corporation, a manufacturer of building products. Mr. Campbell is a member of the Compensation Committee, Incentive Stock Option, and Audit Committee.

         Marshall Ragir, age 50, is President and Chief Executive Officer of Know Business Inc., a venture capital and investment company. From 1982 until 1991 Mr. Ragir was a screen writer and film producer for various Hollywood film companies as well as independent film producers. Mr.

Ragir is a director of several charitable foundations and non-profit agencies. He is the son of the late Mr. and Mrs. Meyer J. Ragir.

COMMITTEES AND ATTENDANCE

         The Board of Directors met seven times during the fifty-three weeks ended December 31, 1994. All of the directors attended at least 90% of the meetings held. The Audit Committee, comprised of directors Alvin W. Cohn (now deceased), Jeffrey C. Rubenstein and William P. Mahoney, met twice during this period. The Audit Committee oversees the activities of the Company's independent auditors. The Compensation Committee, comprised of directors Alvin
W. Cohn and Jeffrey C. Rubenstein, met once during this period. This Committee reviews and makes recommendations to the Board of Directors with regard to the salaries, incentive compensation and related benefits of corporate officers and other employees. The Incentive Stock Option Committee, consisting of directors Jeffrey C. Rubenstein and Alvin W. Cohn, met once during this period. This Committee administers the Company's stock option plan. The Company has no standing nominating committee of the Board or other committees performing similar functions.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Directors who are employees of the Company are not separately compensated for serving on the Board of Directors. Non-employee directors are paid an annual retainer of $2,500. In addition, they receive a fee of $1,500 for each board meeting attended. Non-employee directors who are members of board committees also receive $750 for each committee meeting attended.

        THE COMPANY'S BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.


ITEM NO 2 -- PROPOSAL FOR APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

         The Company's stockholders are being asked to approve the 1995 Employee Stock Purchase Plan ("STOCK PLAN"), which was approved by the Board on December 13, 1994, subject to the approval of the Company's stockholders. The purpose of the Stock Plan, the text of which is attached hereto as Exhibit A, is to enable eligible employees of the Company and its subsidiaries to acquire a proprietary interest in the Company by purchasing its common stock through a payroll deduction plan and to provide additional incentive for such persons to promote the success of the Company. The following is a summary of the principal provisions of the Plan and is qualified by reference to the text of the Plan.

         The Stock Purchase Plan allows employees who are not members of the union collective bargaining agreement to purchase in the aggregate up to 200,000 shares of common stock. The market value of such shares as of May 11, 1995 was $900,000. The maximum number of shares which can be purchased under the Stock Plan may be subject to an adjustment in the event of stock splits, dividends, recapitalization and other similar changes affecting the Company's Common Stock. Employees who have been continuously in the employment of the Company for six months and are not members of the union collective bargaining agreement will be eligible to participate. The Stock Plan is administered by the 1995 Employee Stock Purchase Plan Committee ("Committee"). Members of the Committee are selected by the Board of Directors and are not eligible to participate in the Stock Plan. The Committee and the Company will be responsible for the purchase or issuance of the shares for the Participants and for the record keeping of the Stock Plan. Shares for the Stock Plan will be issued or purchased as soon as administratively practical after each purchase date. No fractional shares will be issued. The purchase price of the Company's common shares will be the lesser of the offering price or 85% of the fair market value of a common share on the date of purchase and adjusted to the nearest 1/8th point. The Board of Directors has the authority to interpret the Stock Plan. The Stock Plan is designed to qualify as an employee stock purchase plan under the provisions of Sections 423 of the Internal Revenue Code of 1986 as amended.

         The Board may amend or discontinue the Stock Plan at any time at its discretion.

         Approval of the 1995 Employee Stock Purchase Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED 1995 EMPLOYEE STOCK PURCHASE PLAN.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


ITEM NO 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Grant Thornton LLP, independent certified public accountants, to serve the Company as its independent public accountants, and recommends that the stockholders vote for ratification of such appointment. One or more representatives of Grant Thornton are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

         THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 30, 1995.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

         The following table summarizes the total compensation of the Chief Executive Officer and the other most highly compensated executive officers for the fifty-three weeks ended December 31, 1994 and for the fifty-two week periods December 25, 1993 and December 26, 1992.

                           SUMMARY COMPENSATION TABLE

                                                                        Annual Compensation
                                                                        -------------------
                                                                                                                     Long Term
                                                                                                                   Compensation
                                                                                                                   ------------
                                                                                                                       Award
                                                                                                                       -----
                                                                                                                    Securities
                                                                                               Other Annual         Underlying
        Name & Principal Position                      Year    Salary $(1)      Bonus $      Compensation(2)        Options (#)
        -------------------------                      ----    --------         -------      ------------           -----------
        Norma L. Ragir
        Chairperson of the Board and Chief            1994      $ 27,262           -0-                 442                 -0-
        Executive Officer (from                       1993       156,000           -0-              11,603                 -0-
        October 1992 to February 1994)                1992       156,000           -0-               8,422                 -0-


        James R. Tennant
        Chairman of the Board and Chief
        Executive Officer (from April 1994)           1994       175,769           -0-                  -0-           350,000

        Robert K. Mariani(3)                          1994       345,479           -0-                  -0-                -0-
        President & Chief Operating Officer           1993       362,500       37,500               16,399                 -0-
                                                      1992       333,798           -0-              16,182                 -0-


        Eugene Schwarz (4)                            1994       162,000           -0-                  -0-                -0-
        Vice President - Operations                   1993       151,470       70,524               15,568                 -0-
                                                      1992       145,454      162,011(5)             8,400                 -0-



    (1) The amounts shown include the individuals' before-tax contribution to the Company's 401(k) retirement plans, if eligible.
    (2) Consists of amounts contributed by the Company to the executives' accounts in the 401(k) and Profit Sharing Plan maintained by the Company.
    (3) Mr. Mariani's contract was not renewed as of September 1, 1994. The 1994 amount reflects payments required per his contract.
    (4)  Mr. Schwarz's employment terminated on October 5, 1994.
    (5) Includes $152,011 which was paid to Mr. Schwarz as an early payout of a deferred compensation arrangement.

                Aggregated Option Exercises in Fiscal Year 1994
                       and December 31, 1994 Option Value

                                                                   Number of Unexercised           Value of Unexercisable in the
                                                                       Options at                       Money Options at
            Name                    Shares                           December 31, 1994                  December 31, 1994
            ----                  Acquired on      Value             -----------------                  -----------------
                                 Exercise (#)   Realized ($)   Exercisable     Unexercisable    Exercisable($)   Unexercisable($)
                                 ------------   ------------   -----------     -------------    --------------   ----------------
         James R. Tennant             -0-                 -0-          5,000          350,000          -0-               -0-
         Robert K. Mariani         96,798             405,099            -0-              -0-          -0-               -0-
         Eugene Schwarz               -0-                 -0-         19,466            1,667        6,748               666

                                OPTIONS GRANTED
                           FISCAL YEAR ENDED 12-31-94


                                     NUMBER OF       % OF TOTAL
                                    SECURITIES     OPTIONS GRANTED                                POTENTIAL REALIZABLE VALUE AT
                                    UNDERLYING     TO EMPLOYEES IN    EXERCISE    EXPIRATION      ASSUMED ANNUAL RATES OF STOCK
                                    OPTIONS (#)      FISCAL YEAR       PRICE         DATE      PRICE APPRECIATION FOR OPTION TERM(2)
                                    -----------      -----------       -----         ----      ----------------------------------
                                                                                                0%              5%           10%


         James R. Tennant(1)             100,000        21.8            $  7.50    6-30-99              -              -          -
                                         175,000        38.1              10.00    6-30-99              -              -          -
                                          75,000        16.3              12.00    6-30-99              -              -          -

(1) The options were subject to a repricing effective as of May, 1995 as shown on the Ten-year Option Repricings Table.
(2) Since exercise price exceeded the market price, it is not possible to compute potential realizable value.

                           TEN-YEAR OPTION REPRICINGS

                                                                                                                         LENGTH OF
                                            NUMBER OF                                                                ORIGINAL OPTION
                                            SECURITIES        MARKET PRICE OF                                         TERM REMAINING
                                            UNDERLYING        STOCK AT TIME OF     EXERCISE PRICE AT       NEW          AT DATE OF
                                         OPTIONS REPRICED       REPRICING OR       TIME OF REPRICING     EXERCISE      REPRICING OR
                NAME             DATE      OR AMENDED(#)        AMENDMENT($)        OR AMENDMENT($)      PRICE($)        AMENDMENT
                ----             ----    ----------------       ------------        ---------------      --------        ---------
        JAMES R. TENNANT       5/95            100,000                $4.50                $ 7.50          $6.00          49 MOS.
                               5/95            175,000                 4.50                 10.00           7.00          49 MOS.
                               5/95             75,000                 4.50                 12.00           8.00          49 MOS.



EMPLOYMENT AGREEMENTS

         James R. Tennant is employed as Chairman of the Board and Chief Executive Officer under an agreement whose term is from May 1, 1994 to December 31, 1996. The employment agreement provides for an annual base salary of $250,000. Mr. Tennant is also entitled to receive a bonus of up to 40% of his salary, based on the Company's financial performance. Mr. Tennant's agreement also includes provisions providing for severance, a payment from the Company of $500,000 upon certain events including a change in control of the Company's ownership and the grant of 350,000 options at prices from $7.50 to $12.00 per share which vest over three years. The option price per share was adjusted in May 1995 as shown in the Ten-year Option Repricings table above.

         Robert K. Mariani's employment contract was not renewed as of September 1, 1994. Under the terms of his contract, he is entitled to his annual salary for one year after his contract termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Compensation Committee and Incentive Stock Option Committee are Charles R. Campbell, Daniel B. Shure, and Jeffrey C. Rubenstein.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee ("Committee") determines and administers the compensation of the Company's executive officers.

COMPENSATION PHILOSOPHY

         At the direction of the Board of Directors and pursuant to the charter of the Committee, the Committee endeavors to ensure that the compensation programs for executive officers of the Company are effective in attracting and retaining key executives responsible for the success of the Company and are administered in an appropriate fashion in the long-term interests of the Company. The Committee actions related to the compensation of the chief executive officer of the Company are submitted to the full board for ratification.

         The Committee believes that the Company's overall financial performance should be an important factor in the total compensation of the Company's executive officers. At the executive officers level, the Committee has a policy that a significant portion of the total compensation should consist of variable, performance-based components, such as stock awards and bonuses, which can increase or decrease to reflect changes in corporate and individual performances. These incentive compensation programs are intended to reinforce management's commitment to enhancement of profitability and shareholder value. However, because of the Company's poor financial results for 1994, no incentive awards were made to the executive officers named in the summary compensation table in 1994.

         The Committee takes into account various qualitative and quantitative indicators of the Company and individual performance in determining the level and composition of compensation for the chief executive officer and other executive officers. While the Committee considers such Company performance measures as net income, earnings per share, return on average stockholders' equity and return on average total assets, the Committee does not apply any specific quantitative formula in making compensation decisions. The Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to industry and community development.

         Where possible, the Committee will attempt to evaluate the total compensation of the Company's chief executive officer and other executive officers in light of information regarding the compensation practices and corporate financial performance of a peer group consisting of competitive companies of similar asset size. From time to time, the Committee also receives assessments and advice regarding the Company's compensation practices from independent compensation consultants.

BASE SALARY AND ANNUAL BONUS

         Base salaries for the chief executive officer and other executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual officer performance. The Committee focuses primarily on total annual compensation, including incentive awards, rather than base salary alone, as the appropriate measure of executive officer performance and contribution.

         The chief executive officer received substantial incentive compensation awards under the 1994 Stock Option Plan ("Option Plan"). For 1994, 350,000 options were awarded to Mr. Tennant and 60,000 options were awarded to Mr. James E. Winslow, Senior Vice President and Chief

Financial Officer. In 1995, 20,000 options each were awarded to Mr. Edgar Freer, Senior Vice President - Sales and Mr. Ted Lucore - Senior Vice President
- - Operations respectively and 10,000 options awarded to Mr. Peter Graves, Vice President - Marketing.

         In approving grants and awards under the Option Plan, the Committee considers various quantitative and qualitative factors. The number of options previously awarded to and held by executive officers is reviewed but is only one factor in determining the size of current option grants.

         In May, 1995, the Company cancelled incentive stock options previously granted to senior officers and issued the same number of stock options to the officers with a reduced exercise price but still in excess of the current market price. The new stock option exercise prices are the same as shown on the ten-year option repricing schedule.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Committee based the 1994 compensation of the Chief Executive Officer on the policies and practices described above. Mrs. Ragir's compensation reflects her position of Chief Executive Officer of the Company. No bonus was paid and no options were granted to Mrs. Ragir during 1994.

         Mrs. Ragir died on February 25, 1994 and effective May 1, 1994 Mr. Tennant was elected Chairman of the Board and the Chief Executive Officer of the Company.

         In accordance with the compensation philosophy and process described above, Mr. Tennant's Employment Agreement, effective as of May 1, 1994, set base salary at $250,000. In addition to base salary, in each fiscal year in which the Company's profits exceed $1,500,000, the Company shall pay a bonus measured on a quantitative basis, up to an annual maximum bonus amount of $100,000. Mr. Tennant's Employment Agreement also provides for the grant of substantial stock options.

         In May, 1995 Mr. Tennant's Employment Agreement was amended to provide, among other things, for the grant of bonuses to Mr. Tennant on a qualitative basis at the discretion of the Board of Directors, and the cancellation and reissuance of Mr. Tennant's options.

         The Committee also approved the compensation of the Company's other executive officers for 1994, following the principles and procedures outlined in this report.

                            Compensation Committee
                            Jeffrey C. Rubenstein
                            Charles R. Campbell
                            Daniel B. Shure

COMPANY STOCK PERFORMANCE

         The following line graph sets forth a comparison of the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the companies listed on the NASDAQ Market Value Index and a peer group of companies selected on a line-of-business basis. (NASDAQ Class
370) The table is for a period of five years and assumes $100 was invested on December 31, 1989. Total return assumes that dividends, if any, were reinvested. The stock performance in the table below is not necessarily indicative of the future price performance.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG SELFIX,INC., NASDAQ MARKET INDEX AND SIC CODE INDEX.


                                                                                          SIC             NASDAQ
                                                                        SELFIX,           CODE            MARKET
                                                                          INC.           INDEX            INDEX
                                                                         ------          -----            ------
                 Measurement Pt.       - 6/1/89                           100            100               100

                 FYE                   12/31/90                          93.58          112.75            104.71
                 FYE                   12/28/91                          57.36          166.27            111.26
                 FYE                   12/26/92                          42.26          163.19            112.35
                 FYE                   12/25/93                          87.55          207.60            204.02
                 FYE                   12/30/94                          54.34          204.02            141.50

ASSUMES $100 INVESTED ON JUNE 1, 1989
ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 30, 1994

CERTAIN TRANSACTIONS

         Since August 1980, the Company has leased its principal office, manufacturing and distribution facility in Chicago, Illinois from two trusts, the MJR Gift Trust, which was established for the benefit of Meyer J. Ragir, and the NLR Gift Trust, which was established for the benefit of Norma L. Ragir. Each of the trusts owns over 5% of the Common Stock of the Company.
The Company purchased the Chicago facility and certain equipment in March 1980 with the proceeds of an industrial development revenue bond (the "IDRB"), which is secured by the real property and improvements constituting such facility and by such equipment. The Company subsequently transferred such facility to the trusts but retained such equipment. The principal balance of the IDRB was paid off in full on February 1, 1992 and consequently no payments were made during the 1994 fiscal year. The Company made aggregate payments to the trusts under the lease of $563,066, $442,796, and $478,425 during the fifty-two weeks ended December 26, 1992, December 25, 1993, and the fifty-three weeks ended December 31, 1994, respectively. Rent payments are subject to adjustment every three years to reflect increases in the Consumer Price Index. The lease expires in July 2010. The Company believes that the rent paid to the trust under the lease represents fair market value and that the other terms and conditions are commercially reasonable.

         Since November 1979, the Company's Canadian subsidiary has leased its distribution facility in Scarborough, Ontario from the Ragir Children's Building Trust established for the benefit of the children of Meyer and Norma Ragir. The Company made lease payments to the trust of approximately $153,468, $119,991, and $108,924, during the fifty-two weeks ended December 26, 1992, December 25, 1993, and the fifty-three weeks ended December 31, 1994, respectively. Lease payments are subject to adjustment every five years to reflect increases in the Consumer Price Index. The lease expires in October 1999.

         The Company entered into three exclusive patent licensing agreements with Meyer J. Ragir, two in 1971 and one in 1981, relating to patented manufacturing processes used to produce wood insert molded products and the patented design of certain suction lock and shower organizer products, which in each case was developed by Mr. Ragir. The licensing agreements also cover any improvements which Mr. Ragir developed with respect to such patents. The licensing agreements provide for payment of royalties based upon unit sales of licensed products, subject to annual minimum royalties in the aggregate amount of $8,500. Pursuant to the licensing agreements, the Company paid Mr. Ragir, or his estate, approximately $113,000, $88,800, and $75,000 for the fifty-two weeks period ended December 26, 1992, December 25, 1993, and the fifty-three weeks ended December 31, 1994, respectively.

         All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated parties in the judgment of the disinterested, independent directors. Any loans to such individuals will be made only for bona fide business purposes of the Company. Any such future transactions or similar arrangements involving the Company and its officers, directors, principal stockholders and their affiliates are subject to the approval of a majority of the directors, including a majority of the disinterested, independent directors.

ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders has previously been sent to the Company's stockholders or accompanies this Proxy Statement. The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fifty-three weeks ended December 31, 1994, as filed with the Commission, is available without charge to any stockholder upon written request to James E. Winslow, Investor Relations, Selfix, Inc., 4501 West 47th Street,

Chicago, Illinois 60632. Copies of exhibits filed with the Form 10-K will be furnished, if requested, upon payment of the Company's reasonable expenses in furnishing those materials.

STOCKHOLDER PROPOSALS

         Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's 1995 annual meeting of stockholders must be received by the Company not later than January 31, 1996, at the Company's principal executive offices at 4501 West 47th Street, Chicago, Illinois 60632.

OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

                                                     For the Board of Directors,

                                                     /s/ James R. Tennant


                                                     James R. Tennant
                                                     Chairman of the Board


Chicago, Illinois
June 3, 1995

                                                               EXHIBIT A

                                 SELFIX, INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN


SECTION 1.  ESTABLISHMENT; PURPOSE; SCOPE

  Selfix, Inc. ("Company") hereby establishes the Selfix, Inc. 1995 Employee Stock Purchase Plan to encourage and facilitate the purchase of Common Shares of the Company by eligible employees. The Plan is intended to provide a further incentive for eligible employees to promote the best interests of the Company and an additional opportunity to participate in its economic progress. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, amended ("Code"), and provisions of the Plan shall be construed in a manner consistent with the Code.

SECTION 2.  DEFINITIONS; CONSTRUCTION.

  As used in this Plan, as of any time of reference, and unless the context otherwise required:

  (a) "AFFILIATE" means any trade or business entity which is a member of a controlled group with the Company (as described in Section 414(b) and (c) of the Code) or is a member of an affiliated service group with the Company (as described in Section 414(m) of the Code) and any other entity required to be aggregated with the Company pursuant to final regulations under Section 151(o) of the Code).

  (b) "BOARD" means the Board of Directors of the Company as from time to time constituted.

  (c) "COMMON SHARES" means the common shares, par value $0.01 per share, of the Company.

  (d) "COMPANY" means Selfix, Inc., a Delaware corporation, and any successor thereto.

  (e)  "CONTROLLED GROUP" means the Company and its Subsidiaries.

  (f)  "EFFECTIVE DATE" means March 1, 1995.

  (g) "EMPLOYER" means the Company and any corporation that is member of the Controlled Group that adopts the Plan with the prior approval of the Company, as evidenced by a resolution of the Board.

  (h) "FAIR MARKET VALUE" means the average closing price of a Common Share on the NASDAQ on the twenty business days preceding the date of reference.

  (i) "OFFERING PRICE" means 85 percent of the Fair Market Value of a Common Share on the first day of the Purchase Period.

  (j) "PARTICIPANT" means any employee of an Employer who meets the eligibility requirements of Section 4 and who has accepted an offer made by the Committee pursuant to Section 6(b) hereof.

  (k) "PLAN" means the 1995 Employee Stock Purchase Plan herein set forth and any amendment or supplement thereto.

  (l) "PURCHASE DATE" means each July 1 or December 31 of each year during the term of the Plan; and "Purchase Period" means the six month period immediately following each Purchase Date.

  (m) "SUBSIDIARY" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (n) "TERMINATION DATE" means December 31, 1999 or earlier at the discretion of the Board. The masculine gender, when appearing in this Plan, shall be deemed to include the feminine gender unless the context clearly indicates to the contrary. The words "HEREOF," "HEREIN," and "HEREUNDER," and other similar compounds of the word "HERE," shall mean and refer to the entire Plan and not to any particular provision or section of this document.

SECTION 3.  ADMINISTRATION

  This Plan shall be administered by the 1995 Employee Stock Purchase Plan committee (hereinafter referred to as the "Committee"), the members of which shall be two individuals selected by the Board who do not satisfy the eligibility requirements of Section 4 hereunder. Subject to the express provisions hereof, the Committee shall have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administrations of this Plan. The Committee's determinations on the matters referred to in this paragraph shall be conclusive. No member of the Committee shall be personally liable for any decision or determination made in good faith under the Plan.

SECTION 4.  ELIGIBILITY

  (a) Any employee of an Employer shall be eligible to participate in the Plan, once the employee attains at least six (6) months of continuous service with an Employer, except for those employees covered under the union collective bargaining agreement. For the sole purpose of calculating length of service under the Plan, employees shall be credited for service with an Employer immediately prior to the Company's acquisition of such Employer or other member of the Controlled Group, or any Affiliate thereof. No eligibility provision hereof shall permit or deny participation in the Plan in a manner contrary to the applicable requirements of the Code and the regulations promulgated thereunder.

  (b) Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in the Plan if such employee, immediately after the grant of an option would own shares (including shares which may be purchased under the Plan) possessing five percent or more of the total combined voting power of value of all classes of stock of the Company or its Subsidiaries, actually issued and outstanding immediately after such grant. For the foregoing purposes, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, and the rules of stock attribution set forth in Section 424(d) of the Code shall apply in determining share ownership.

SECTION 5.  PURCHASE PRICE

  The purchase price shall be the lesser of (i) the Offering Price or (ii) the Fair Market Value of a Common Share on the last day of such Purchase Period; in all instances adjusted to the nearest 1/8th point.

SECTION 6.  NUMBER OF COMMON SHARES OFFERED

  (a) The maximum number of shares which shall be available for purchase under the Plan shall be 200,000 Common Shares of the Company, subject to adjustment as provided in Section 14. The Common Shares to be sold under this Plan may at the election of the Company be either treasury shares or shares originally issued for such purpose.

  (b) An employee shall be entitled to elect to have withheld from his payroll from a minimum of 2 percent up to a maximum of 12 percent of his compensation ("WITHHOLDING"). Subject to the reductions as provided in clause c below, the total amount of the Withholding shall be used to purchase Common Shares. For purposes of this Section 6, the number of shares to be purchased equal to 2 percent of the employee's compensation shall be called the "Base Shares;" and any number of additional shares to be purchased in excess of the Base Shares shall be called the "Additional Shares". If the total of an employee's Base Shares and Additional Shares to be purchased in a Purchase Period is less than ten, the employee nevertheless shall be entitled to elect to purchase 10 shares. For purposes of this subsection, compensation means: (i) for a part-time employee, 200 percent of all remuneration paid to him by an Employer during such compensation period; (ii) for any hourly full-time employee, the hourly rate in effect as of January 1 of each year (or such rate or salary in effect at the time the employee becomes eligible to participate in the Plan, if later) multiplied by the number of regular hours in a work year, and (iii) for any salaried employee, the annual salary in effect at January 1 of each year (or such rate or salary in effect at the time the employee becomes eligible to participate in the Plan, if later). Amounts which are not included in an employee's income for federal income tax purposes due to Section 125 or 402(e)(3) of the Code shall be included in determining base salary, commissions and remuneration, for purposes of items (i), (ii) and (iii) above.

  (c) No Participant shall be granted an option to purchase shares under the Plan that permits the Participant to purchase shares in any calendar year under the Plan and any other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries, with an aggregate fair market value (determined at the time such option is granted) in excess of $25,000.

  (d) In the event that Participants elect to purchase more shares than are available under clause (a) above, the maximum amount of Base Shares that any Participant shall be permitted to purchase as Additional Shares shall be reduced until the total number of shares that all Participants, in the aggregate, have elected to purchase pursuant to clause (b) above first reducing proportionately the number of Additional Shares elected by each Participant; and second, proportionately reducing the number of Base Shares until the number of shares to be purchased equals the number of shares available under clause
(a) above. Notwithstanding the preceding sentences of this clause (d), no Participant may purchase fewer than ten shares.

SECTION 7.  ENROLLMENT PERIOD; EMPLOYEE'S ELECTION TO PARTICIPATE

  (a) The Committee shall establish an enrollment period during which an eligible employee may elect to purchase shares by executing and delivering to the Company an enrollment and payroll deduction authorization form.

  (b) An election to purchase shall not constitute a contract to purchase. Such an election shall merely notify the Company of the percentage amount of the payroll deduction authorized by the Participant for the Purchase Period and each succeeding Purchase Period until the next Purchase Date.

SECTION 8.  PURCHASE PERIOD; PAYMENT FOR SHARES

  (a) The first Purchase Period shall commence on July 1, 1995 and the Participant's participation shall end on the earliest of the following dates:
(i) the Termination Date, (ii) the Purchase Date effective with which the Participant elects to stop his payroll deductions, and (iii) the date the Participant terminates service with the Employer.

  (b) Concurrently with his election, the Participant shall authorize a payroll deduction as a percentage of his compensation during each Purchase Period, which election shall continue until the Participant changes his election in writing before the Purchase Date of a future Purchase Period.

  (c) All payroll deductions held by the Company under the Plan shall be held without interest.

  (d) The Company shall issue Common Shares on behalf of each Participant pursuant to Section 9 hereof as soon as is administratively practicable after each Purchase Date.

  (e) All payroll deductions in the possession of the Company shall be segregated from the general funds of the Company in an account established to hold such payroll deductions hereinafter referred to as the "Employee Stock Purchase Plan Account". The Employee Stock Purchase Plan Account shall be restricted to the uses provided herein until such time as the Company issues certificates to Participants purchasing Common Shares under the Plan. The Committee shall have custody of such account.

SECTION 9 ISSUANCE AND DELIVERY OF STOCK CERTIFICATES; REGISTRATION

  (a) Certificates for Common Shares shall be issued and delivered to each Participant for the number of Common Shares paid for in full as soon as is administratively practicable after each Purchase Date. No fractional shares will be issued at any time.

  (b) As and whenever the Common Shares are issued to Participants pursuant to this Section 9, the Committee shall remit to the Company for its general purposes, out of the Employee Stock Purchase Plan Account, cash in an amount equal to the purchase price under the Plan of the Common Shares so issued.
When all Common Shares purchasable under the Plan have been issued, any payroll deductions that have not been used to purchase Common Shares shall be returned to each participant in accordance with his payroll deduction authorization under Section 7(a) and his exercise of his right to abandon Common Shares pursuant to Section 10.

  (c) Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or, if the Participant so directs by written notice to the Company prior to the issuance thereof, in the names of the Participant and one other person as the Participant may designate, as joint tenants with right of survivorship.

SECTION 10.   PARTICIPANT'S RIGHT TO STOP THE PAYROLL WITHHOLDING

  At any time during the term of the Plan a Participant may elect, effective on the next succeeding Purchase Date, to stop the payroll withholding upon prior written notice to the Company.

SECTION 11.   TERMINATION OF EMPLOYMENT OR ELIGIBILITY

  (a) RETIREMENT OR DEATH. Upon termination of employment because of retirement or death, the number of Common Shares paid for in full by the Participant upon the application of all accumulated payroll deductions, including from compensation due and owing, shall be purchased for the Participant (or, in the case of the Participant's death, the beneficiary designated by the Participant in accordance with procedures prescribed by the Committee, or if no such beneficiary designation is in effect with respect to such Participant, the Participant's estate), unless the Participant (or, in the case of the Participant's death, his designated beneficiary or estate, as the case maybe) elects to abandon all or any such number of the Common Shares then purchasable, pursuant to Section 10 hereof and any rules or regulations the Committee shall make.

  (b) OTHER TERMINATION OF EMPLOYMENT Upon termination of employment with an Employer for any reason other than as a result of retirement or death as described in clause (a) of this Section, the amount withheld from the Participant's pay pursuant to Section 8 which has not already been used to purchase Common Shares shall be returned to him as soon as administratively practicable.

SECTION 12.   RIGHTS NOT TRANSFERABLE

  The right to purchase Common Shares under this Plan shall not be transferable by any Participant or exercisable, during his lifetime, by any person other than the Participant.

SECTION 13.   CHANGES IN THE COMPANY' CAPITAL STRUCTURE

  (a) The existence of the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock that affects the Common Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (b) If, during the term of the Plan, the Company shall effect (i) distribution or payment of a dividend on its Common Shares in shares of the Company, (ii) a subdivision of its outstanding Common Shares by a stock split or otherwise, (iii) a combination of the outstanding Common Shares into a smaller number of shares by a reverse stock split or otherwise, or (iv) an issuance by reclassification or otherwise, or (v) an issuance by reclassification or other reorganization of its Common Shares (other than by merger or consolidation) of any shares of the Company; then each Participant shall be entitled to receive upon the purchase of shares pursuant to this Plan such shares of the Company which the Participant would have owned or would have been entitled to receive after the happening of such event had the Participant purchased Common Shares pursuant to the Plan immediately prior to the happening of such event. If any other event shall occur that, in the judgment of the Board, necessitates adjusting the Offering Price, the number of Common Shares offered or other terms of the Plan, the Board shall take any action that in its judgment shall be necessary to preserve each Participant's rights substantially proportionate to the rights existing prior to such event To the extent that any event or action pursuant to this paragraph shall entitle Participants to purchase additional Common Shares or other shares of the Company, the shares available under Section 6 shall be deemed to include such additional Common Shares or such other shares of the Company.

  (c) In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant in the Plan shall, at no additional cost, be entitled, upon his payment for all or part of the Common Shares purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of Common Shares which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of Common Shares equal to the number of shares paid for by the Participant.

  (d) If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation during the term of the Plan: (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sales, as the case may be, each holder of a right to purchase shall be entitled to receive, upon his payment for all or part of the Common Shares purchasable by him under the Plan and receive in lieu of Common Shares, shares of such stock or other securities as the holders of Common Shares

                                                                       EXHIBIT A
received pursuant to the terms of the merger, consolidation or sale; and (ii) all outstanding rights to purchase may be cancelled by the Board as of the effective date of any such merger, consolidation or sale, provided that (i) notice of such cancellation shall be given to each Participant and (ii) each such Participant shall have the right to purchase, during a 30-day period preceding the effective date of such merger, consolidation or sale, all or any part of the shares which would be allocated to him under the terms of the Plan if the Purchase Price were set 30 days preceding said effective date.

  (e) Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then available for purchase under the Plan.

SECTION 14.   SHAREHOLDER APPROVAL

  The Plan is subject to the approval of a majority of the votes cast on the matter by the shareholders of the Company within twelve months before or after its adoption by the Board.

SECTION 15.   RIGHTS OF A SHAREHOLDER

  No Participant shall have rights or privileges of a shareholder of the Company with respect to shares purchasable under this Plan unless and until the Participant shall become the holder of record of one or more Common Shares.

SECTION 16.   NO REPURCHASE OF COMMON SHARES BY COMPANY

  The Company is not obligated to repurchase from any Participant Common Shares acquired under the Plan.

SECTION 17.   AMENDMENT OF THE PLAN

  The Board may at any time, and from time to time, amend the Plan in any respect, except that, without the approval of the shareholders of the Company, no amendment may be made that changes the number of shares to be reserved under the Plan (other than as provided in Section 14 or the designation of Subsidiaries whose employees may be offered options under the Plan).

SECTION 18.   TERMINATION OF THE PLAN

  While it is intended that the Plan remain in effect for the term of the Plan, the Board may terminate the Plan at any time in its discretion. Upon termination of the Plan, the committee shall terminate payroll deductions and, unless the Participant elects to abandon his shares, shall issue and deliver to each participant certificates for the number of Common Shares paid for in full. A Participant may elect, upon termination of the Plan, to abandon all or any number of the Common Shares then purchasable by and not yet issued to him, provided that a Participant may not retain the right to purchase fewer than ten Common Shares. The Committee shall refund to the Participant any amount in the Employee Stock Purchase Plan Account contributed by the Participant that exceeds the amount necessary to purchase the number of Common Shares the Participant elects to purchase and not abandon. If the Participant retains no right to purchase Common Shares, the Committee shall refund to the Participant any amount in the Employee Stock Purchase Plan Account contributed by the Participant. Any contributions remaining in the Employee Stock Purchase Plan Account shall be refunded to the Participants making such contributions as soon as administratively practicable after termination of the Plan.

SECTION 19.   COMPLIANCE WITH STATUTES AND REGULATIONS

  The sale and delivery of Common Shares under the Plan shall be in compliance with relevant statutes and regulations of governmental authorities, including state securities laws and regulations, and with the regulations of applicable stock exchanges.


SECTION 20.   GOVERNING LAW

  This Plan and all determinations made hereunder and action taken pursuant hereto shall be governed by the laws of the State of Delaware and construed in accordance therewith.

                                     PROXY

                                  SELFIX, INC.
                             4501 West 47th Street
                            Chicago, Illinois  60632

          This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints James R. Tennant and James E. Winslow as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Selfix, Inc. held of record by the undersigned on May 11, 1995 at the Annual Meeting of Stockholders to be held on July 11, 1995 or any adjournment thereof.

         In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.   IF NO DIRECTION IS MADE, THE
SHARES WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the related proxy statement.

                          (continued on reverse side)


                                                                     I plan to
                                                                  attend meeting

                                                                        [ ]

1.       ELECTION OF DIRECTORS.

         FOR all nominees listed below         WITHHOLD      (Instructions:  To withhold authority to vote for any
         listed to the right                   AUTHORITY                     individual nominee, strike a line through
         (except as marked to                  to vote all                   a nominee's name in the list below.)
          the contrary)                        nominees listed



                                                             Charles R. Campbell, William P. Mahoney, Marshall Ragir,
                                                             Jeffrey C. Rubenstein, Daniel B. Shure. James R. Tennant.

2.  Approval of the Employee Stock    3.  Ratify Grant Thornton LLP       4. In their discretion, the Proxies are
    Purchase Plan                         as Independent Auditors            authorized to vote upon such other
                                                                             business as may properly come before
    FOR  AGAINST  ABSTAIN                 FOR  AGAINST  ABSTAIN              the meeting.

                                                                             Date:________________________, 1995

                                                                             ______________________________
                                                                             Signature

                                                                             _______________________________
                                                                             Signature (if held jointly)

                                                                             Please sign exactly as name appears hereon.  When
                                                                             shares are held by joint tenants, both should sign.
                                                                             When signing as attorney, executor, administrator,
                                                                             trustee, or guardian, please give full title as such.
                                                                             If a corporation, please sign in full corporate name
                                                                             by President or other authorized officer. If a
                                                                             partnership, please sign in partnership name
                                                                             by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.